Exhibit 4.5

CONFIDENTIAL

EXECUTION VERSION

SUPPLEMENTAL AGREEMENT TO THE FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

August 5, 2020

WHEREAS, the undersigned are parties to that certain Fourth Amended and Restated Shareholders Agreement of XPeng Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands with the company number 346382 (the “Company”), dated as of June 28, 2020 (as may be amended, supplemented, modified or varied from time to time in accordance with the terms thereof, the “Shareholders Agreement”);

WHEREAS, according to Section 8.10 of the Shareholders Agreement, the Shareholders Agreement may be amended with (i) approval by the Board in accordance with Section 3.2(b) of the Shareholders Agreement and (ii) written consent by the holders of a majority in voting power of the issued and outstanding Preferred Shares and the Majority Principal Holders (collectively, the “Requisite Shareholders”), and any such amendment shall be binding on all parties to the Shareholders Agreement; and

WHEREAS, the Board has approved the amendment of the Shareholders Agreement contemplated hereunder on or about the date hereof, and the undersigned constitute the Requisite Shareholders.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the undersigned hereby agree as follows:

Section 1. Definitions. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Shareholders Agreement.

Section 2. Amendment. The term “Permitted Additional Issuance” under Section 1.1 of the Shareholders Agreement shall be amended to read in its entirety as follows:

“‘Permitted Additional Issuance’ means the issuance of up to an additional 208,702,785 Series C Preferred Shares (or, subject to the next sentence, warrants exercisable for all or a portion of such Series C Preferred Shares) pursuant to any additional share subscription agreements that may be entered into by the Company no later than September 30, 2020, provided that (i) any such additional subscription agreements shall reflect a subscription price per Series C Preferred Share of not less than US$3.77, (ii) any such additional subscription agreement shall, subject to the next sentence, otherwise reflect substantially the same (and in any event no more favorable with respect to the subscriber(s) in any material respect) terms and conditions as those in the Series C Share Subscription Agreement, and (iii) such subscriber(s) shall execute and deliver a Deed of Adherence and become a party to this Agreement. Notwithstanding the foregoing sub-clause (ii) (but, for the avoidance of doubt, without prejudice to the foregoing sub-clauses (i) and (iii)), in the event that the consummation of the transactions contemplated by any such additional share subscription agreements with respect to a subscriber is subject to the overseas direct investment approvals of applicable Governmental Authorities in PRC, such additional share subscription agreement may (x) contain additional closing conditions relating to such approvals and correspondingly provide for a later long stop date thereunder, and/or (y) provide that certain warrants exercisable for Series C Preferred Shares at not less than US$3.77 per Series C Preferred Share and for an aggregate exercise price equal to the subscription price of such subscriber (or Series C Preferred Shares credited as nil-paid) be issued to the subscriber prior to such approvals having been obtained, with such subscriber substantially contemporaneously causing to be provided to a Group Company one or more loans for an aggregate principal amount of not less than the RMB equivalent of such subscriber’s total subscription amount thereunder, and the terms and conditions in such additional share subscription agreement implementing the features set forth in sub-clauses (x) and (y) shall not be deemed to be more favorable with respect to such subscribers and shall be disregarded for purposes of assessing whether such additional share subscription agreement meets the requirement set forth in sub-clause (ii).”

Section 3. No Other Amendment. Except as expressly set forth herein, the terms and conditions of the Shareholders Agreement shall not be or be deemed to be amended, modified or waived by this supplemental agreement and shall continue in full force and effect. All references to the “Agreement” in the Shareholders Agreement and any other Transaction Document shall be deemed to mean the Shareholders Agreement, as amended by this supplemental agreement.

Section 4. Miscellaneous. Sections 8.1 to 8.16 of the Shareholders Agreement shall apply to this supplemental agreement mutatis mutandis.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK **

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XPENG INC.

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XPENG LIMITED

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XPENG (HONG KONG) LIMITED

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GUANGDONG XIAOPENG MOTORS TECHNOLOGY CO., LTD.

(广东小鹏汽车科技有限公司)

[Company seal is affixed here]

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GUANGZHOU CHENGXING ZHIDONG AUTOMOBILE TECHNOLOGY CO., LTD. (广州橙行智动汽车科技有限公司)

[Company seal is affixed here]

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By HE XIAOPENG (何小鹏)

/s/ HE XIAOPENG

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XIA HENG (夏珩)

/s/ XIA HENG

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By HE TAO (何涛)

/s/ HE TAO

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SIMPLICITY HOLDING LIMITED

Acting by

/s/ HE Xiaopeng
Name: HE Xiaopeng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By RESPECT HOLDING LIMITED

Acting by

/s/ HE Xioapeng
Name: HE Xioapeng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By EFFICIENCY INVESTMENT LIMITED

Acting by

/s/ XIA Heng
Name: XIA Heng
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By QUALITY ENTERPRISES LIMITED

Acting by

/s/ HE Tao
Name: HE Tao
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By QUACK HOLDING LIMITED

Acting by

/s/ GU BRIAN HONGDI
Name: GU BRIAN HONGDI
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By LIKE MINDED ENTERPRISE LIMITED

Acting by

/s/ XIAO Bin
Name: XIAO Bin
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By TAOBAO CHINA HOLDING LIMITED

Acting by

/s/ Yi ZHANG
Name: Yi ZHANG
Title: Authorized signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GGV (XPENG) LIMITED

Acting by

/s/ Jixun Foo
Name: Jixun Foo
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By MATRIX PARTNERS CHINA IV HONG KONG LIMITED

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By MORNINGSIDE TMT HOLDING IV LIMITED

Acting by

/s/ Miu Yee, TANG
Name: Miu Yee, TANG
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SHUNWEI TOP VENTURE LIMITED

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By MARKARIAN INVESTMENTS LIMITED

Acting by

/s/ David Muir
Name: David Muir
Title: President

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By MORNINGSIDE SPECIAL IV HONG KONG LIMITED

Acting by

/s/ Miu Yee TANG
Name: Miu Yee TANG
Title: authorized signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XENON INVESTMENT LIMITED

Acting by

/s/ Ena Leung
Name: Ena Leung
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By KTB CHINA SYNERGY FUND

Acting by

/s/ YEH Aieming Amy
Name: YEH Aieming Amy
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SHANGHAI CHEYOU ENTERPRISE MANAGEMENT PARTNERSHIP (LIMITED PARTNERSHIP) (上海车优企业管理合伙企业（有限合伙）)

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By CX TMT HOLDING IV LIMITED

Acting by

/s/ Miu Yee TANG
Name:	Miu Yee TANG
Title:	Authorised Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By PACIFIC RAYS LIMITED

Acting by

/s/ Chi Sing Ho
Name:	Chi Sing Ho
Title:	Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By	TIANJIN RUIFENG XINCHUANG INVESTMENT MANAGEMENT PARTNERSHIP (LIMITED PARTNERSHIP) (天津瑞丰新创投资管理合伙企业（有限合伙）)

Acting by

/s/ Dongliang Lin
Name: Dongliang Lin
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SPEED UP HOLDINGS LIMITED

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SHANGHAI YUANXIN ENTERPRISE MANAGEMENT PARTNERSHIP (LIMITED PARTNERSHIP) (上海源莘企业管理合伙企业（有限合伙）)

[Company seal is affixed here]

Acting by

/s/ Bingdong Xu
Name: Bingdong Xu
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By YINCHENG INVESTMENT LIMITED

Acting by

/s/ Ena Leung
Name: Ena Leung
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By PV XENON INVESTMENT II LIMITED

Acting by

/s/ Ena Leung
Name: Ena Leung
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GOLDEN EAGLE (ASIA) INVESTMENT LIMITED

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By DUOWAN ENTERTAINMENT CORP.

Acting by

Name:
Title:

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By EVOLUTION SPECIAL OPPORTUNITY FUND I, L.P. a Cayman Islands exempted limited partnership

By MSVC GP LIMITED, a Cayman Islands exempted company, as its general partner Acting by

/s/ Wai Shan WONG
Name: Wai Shan WONG
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By EVOLUTION FUND I CO-INVESTMENT, L.P. a Cayman Islands exempted limited partnership

By MSVC GP LIMITED, a Cayman Islands exempted company, as its general partner

Acting by

/s/ Wai Shan WONG
Name: Wai Shan WONG
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By BRYAN WHITE

/s/ BRYAN WHITE

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GU BRIAN HONGDI

/s/ GU BRIAN HONGDI

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By XPENG FORTUNE HOLDINGS LIMITED

Acting by

[Authorized signatory of T Proteus Limited is affixed here]
Name: T Proteus Limited
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By ASPEX MASTER FUND

Acting by

/s/ LI HO KEI
Name: LI HO KEI
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By HEL VED MASTER FUND

Acting by

/s/ Yunmin CHAI
Name: Yunmin CHAI
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By ANATOLE PARTNERS GP LTD.,

General Partner of ANATOLE PARTNERS MASTER FUND, L.P.

Acting by

/s/ Gary LEE
Name: Gary LEE
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By ANATOLE PARTNERS GP ENHANCED LTD.,

General Partner of ANATOLE PARTNERS ENHANCED MASTER FUND, L.P.

Acting by

/s/ Gary LEE
Name: Gary LEE
Title: Authorized Signatory

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By TAIREN ALPHA FUND LIMITED

Acting by

/s/ Christopher Jiang
Name: Christopher Jiang
Title: Senior Vice President

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By 3W GLOBAL FUND

Acting by

/s/ Weiwei WU
Name: Weiwei Wu
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By CLOUDALPHA MASTER FUND

Acting by

/s/ Yang Jin
Name: Yang Jin
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By SUMMER ROCKET HOLDINGS LIMITED

Acting by

/s/ Birong Zhang
Name: Birong Zhang
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By GRAND HORIZON PLUS INVESTMENT LIMITED

Acting by

/s/ Wu Yongming
Name: Wu Yongming
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By PINE SUMMIT INTERNATIONAL LIMITED

Acting by

/s/ JIANG, Yijun
Name: JIANG, Yijun
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By NEUMANN CAPITAL

Acting by

/s/ ZHANG FEI
Name: ZHANG FEI
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]

IN WITNESS WHEREOF, the parties have caused this supplemental agreement to be duly executed as a deed as of the date first written above.

SIGNED as a DEED

By CREDIT SUISSE AG, SINGAPORE BRANCH

Acting by

/s/ Paul Scott
Name: Paul Scott
Title: Director

[Project Carpenter II – Signature Page to Supplemental Agreement to the Shareholders Agreement]